Deutsche Bank 2009 Media and Telecommunications Conference

IPG
Interpublic Group

March 2, 2009

This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management's beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

- potential effects of a weakening economy, for example, on the demand for our advertising and marketing services, on our clients' financial condition and on our business or financial condition;
- our ability to attract new clients and retain existing clients;
- our ability to retain and attract key employees;
- risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy;
- potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;
- risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and
- developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.

Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors.

Overview

- Over the past three years, significant achievement resulting in a stronger company
- Well-positioned for a more challenging environment
- Strategically, well-positioned for long-term value creation

- Over the past three years, significant achievement resulting in a stronger company
- Well-positioned for a more challenging environment
- Strategically, company is well-positioned for long-term value creation

FY 2008 Results

	2008		2007		Change
Revenue	$ 6,963		$ 6,554		6.2%
Operating Expenses:					
salaries & related	4,343	62.4%	4,139	63.2%	4.9%
office & general	2,013	28.9%	2,045	31.2%	(1.5%)
Restructuring/Other Reorg.	17		26		
Operating Income	590	8.5%	344	5.3%	71.3%
Diluted EPS	$ 0.52		$ 0.26		100.0%

$ in millions except earnings per share

Organic Revenue Trend



Organic Revenue Growth - TTM
5.5%
4.5%
3.5%
2.5%
1.5%
0.5%
-0.5%
-1.5%
-0.7%
1.4%
-1.0%
0.3%
1.0%
0.3%
2.7%
3.4%
3.8%
4.6%
4.5%
5.0%
3.8%
Q1:06
Q2:06
Q3:06
Q4:06
Q1:07
Q2:07
Q3:07
Q4:07
Q1:08
Q2:08
Q3:08
Q4:08

A reconciliation to revenue is included in the appendix to this presentation as filed with the SEC and is available on our website, www.interpublic.com.

Organic Revenue Growth vs Peers



2005
8%
7%
6%
5%
4%
3%
2%
1%
0%
-1%
-2%
7.3%
6.8%
5.5%
-0.7%
IPG
OMC
PUB
WPP

Organic Revenue Growth vs Peers


2005
2006
8%
7%
6%
5%
4%
3%
2%
1%
0%
-1%
-2%
7.3%
6.8%
5.5%
-0.7%
7.6%
5.6%
5.4%
1.0%
IPG
OMC
PUB
WPP
IPG
OMC
PUB
WPP

Organic Revenue Growth vs Peers


2005
2006
2007
8%
7%
6%
5%
4%
3%
2%
1%
0%
-1%
-2%
-0.7%
7.3%
6.8%
5.5%
1.0%
7.6%
5.6%
5.4%
3.8%
7.1%
3.1%
5.0%
IPG
OMC
PUB
WPP
IPG
OMC
PUB
WPP
IPG
OMC
PUB
WPP

Organic Revenue Growth vs Peers



2005
2006
2007
2008
8%
7%
6%
5%
4%
3%
2%
1%
0%
-1%
-2%
-0.7%
7.3%
6.8%
5.5%
1.0%
7.6%
5.6%
5.4%
3.8%
7.1%
3.1%
5.0%
3.8%
2.9%
3.8%
IPG
OMC
PUB
WPP
IPG
OMC
PUB
WPP
IPG
OMC
PUB
WPP
IPG
OMC
PUB

Significantly Improved Profitability



Adjusted Operating Margin - TTM
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-0.2%
0.1%
-0.4%
1.6%
2.7%
3.2%
4.1%
4.5%
5.6%
6.6%
7.4%
8.1%
8.7%
Q4-05
Q1-06
Q2-06
Q3-06
Q4-06
Q1-07
Q2-07
Q3-07
Q4-07
Q1-08
Q2-08
Q3-08
Q4-08

IPG excludes the effect of restructuring and other reorganization-related charges (reversals) and long-lived asset impairment and other charges. Reconciliation to closest comparable GAAP financial measure is included in the appendix to this presentation as filed with the SEC and is available on our website, www.interpublic.com.

- 2006-2008: three years of significant achievement resulting in a much stronger company
- **Well-positioned for a more challenging environment**
- Strategically, company is well-positioned for long-term value creation

Diversified Revenue Base


"Rest of World" 18%
N. America 57%
W. Europe 25%

"Rest of World" includes AsiaPac, LatAm, E. Europe, Middle East and Africa


Other 9%
Health/Personal 19%
Financial Services 8%
Packaged Goods 8%
Tech & Telecom 25%
Food & Beverage 12%
Auto & Transportation 13%
Retail 6%

Top 100 Clients

(percent of 2008 revenue)

Strong Financial Resources

- $2.3 billion cash & short-term investments
- $2.1 billion total debt
- Debt maturities well-distributed
- Do not rely on short-term financing
- $335 million three-year revolving credit facility through July '11
- $750 million ELF credit facility through June '09

Cash Flow from Operations


Trailing Twelve Months
$900
$700
$500
$300
$100
-$100
-$300
-$500
$(20)
$9
$298
$865
Q1 06
Q2 06
Q3 06
Q1 07
Q2 07
Q3 07
Q4 07
Q2 08
Q3 08
Q4 08

Cost Opportunities Remain

- Focus on flexible cost structure
  - Salaries and headcount
  - Temporary labor
  - Incentive compensation
- Continue to address legacy inefficiencies
  - Productivity is key
  - Enhanced financial tools and insight
  - Improved management and finance talent
- Specific agency opportunities

- 2006-2008: three years of significant achievement resulting in a much stronger company
- Well-positioned for a more challenging environment
- **Strategically, company is well-positioned for long-term value creation**

World Class Clients

L'ORÉAL
verizon
hp
Pfizer
NOKIA
ups
SC Johnson
A FAMILY COMPANY
SONY
Unilever
Microsoft
GM
WAL★MART
Coca-Cola
Johnson & Johnson
MasterCard
U.S. ARMY
NOVARTIS
intel
Nestlé
gsk
GlaxoSmithKline

Major Operating Groups

McCann Worldgroup	Premier network for integrated, global campaigns
Draftfcb	Modern global agency model combines accountability with creativity
Lowe Worldwide	High-value ideas in high-growth markets
Mediabrands	Unique offering aligns Initiative and Universal McCann with brand agencies
CMG	Best-in-class marketing specialists
US Independents	Exceptional domestic agencies

Digital: Increasingly Key to Growth

- Must be at the center of our thinking and of the programs we create for our clients
- As such, we have embedding/are enhancing digital capabilities at all of our agencies
- Certain stand-alone players and leading-edge competencies work across the group

Digital: World-class Specialized Assets

R/GA	premier creative digital agency, top 10 global agency*
MRM Worldwide	top three global digital agency (McCann Worldgroup)*
Reprise Media	search engine marketing/optimization
HUGE	online business and e-commerce
Ansible	mobile marketing
Emerging Media Lab	thought leadership/alliances
Social Networking	**Facebook, Social Vibe, Bzz Agent**
New Media Platforms	**Navic, Joost, Spotrunner**
Digital Media Monitoring	**Radian6**

*Based on Ad Age digital agency rankings

R/GA

The Agency for the Digital Age™


ACCOUNT MGMT.
PLANNING
COPYWRITING
VISUAL DESIGN
MEDIA
TECHNOLOGY
INTERACTION DESIGN
ANALYTICS
DIGITAL PRODUCTION

- Digital advertising
- Mobile
- Emerging platforms
- Retail

R/GA

The Agency for the Digital Age™


L'OREAL

WEBSITES



360° CAMPAIGNS


right@home
the great fall cleanup

CRM PROGRAMS


IBM
Servers
@Server

SYSTEMATIC DESIGN



APPLICATIONS


OUR PICKS THIS WEEK
Father's Day Gift Guide

ECOMMERCE

Digital: Strong Embedded Capabilities

Global Networks

- Draftfcb (Area 23, Fuel, Hacker Group)
- Initiative (Amphibian, ID Media)
- Lowe (Brindfors, Roche, Strateus)
- McCann Worldgroup
- Mediabrands

Marketing Specialists

- Futurebrand
- Jack Morton
- Kaleidoscope
- Momentum (Green Room)
- Wahlstrom Group (C2L)
- Weber Shandwick (ScreenGrab)

Integrated Agencies

- Campbell-Ewald
- Carmichael Lynch
- Deutsch
- Hill Holliday
- The Martin Agency
- Mullen

MULLEN



IN-HOUSE DEVELOPMENT
WEB SITES
DISPLAY AND BANNERS
Digital Strategy & Consumer Experience Capabilities
RICH MEDIA
SOCIAL MEDIA / PUBLIC RELATIONS
DIGITAL MEDIA
CRM

MULLEN

DIGITAL MEDIA
- Strategy
- Planning
- Buying
- Measurement
- Search

IN-HOUSE PRODUCTION
- Project management
- Information architecture
- Flash animation
- Analytics

WEB SITES
- Strategy
- User interface design
- Development

DISPLAY AND BANNERS
- Concept
- Design
- Production

CRM
- Email design
- List management
- Behavioral tracking
- Learning and iteration

SOCIAL MEDIA / PUBLIC RELATIONS
- Strategy
- Solution development
- Seeding

RICH MEDIA
- Concept
- Design
- Production

Digital Marketing Services Report Card

2005

Marketing Strategy	Creative	Media Planning, Buyi ng	Emerging Media	Technology and Programming
Establish digital marketing objectives and integrate with overall marketing strategy	Produce new media campaigns across all digital channels – sites, display ads, web video	Plan, purchase and measure digital ad units – trafficking and reporting of contextual ads, like SEM	Build marketing on digital media channels like mobile, gaming, interacti ve TV, digital OOH	Design and develop back-end applications that integrate and support marketing campaigns

Digital Marketing Services Report Card

2009

Marketing Strategy	Creative	Media Planning, Buying	Emerging Media	Technology and Programming
Establish digital marketing objectives and integrate with overall marketing strategy	Produce new media campaigns across all digital channels – sites, display ads, web video	Plan, purchase and measure digital ad units – trafficking and reporting of contextual ads, like SEM	Build marketing on digital media channels like mobile, gaming, interactive TV, digital OOH	Design and develop back-end applications that integrate and support marketing campaigns

Deutsche Bank 2009 Media and Telecommunications Conference

Interpublic Group

March 2, 2009

Reconciliation of Organic Revenue Growth

		Components of change during the period			
Last Twelve Months Ending	Beginning of Period Revenue	Foreign Currency Changes	Net Acquisitions / (Divestitures)	Organic	End of Period Revenue
12/31/05	$ 6,387.0	$ 40.4	$ (107.4)	$ (45.7)	$ 6,274.3
3/31/06	6,325.8	(10.9)	(132.6)	90.8	6,273.1
6/30/06	6,423.7	(8.8)	(157.5)	(62.1)	6,195.3
9/30/06	6,344.3	(13.9)	(140.4)	19.4	6,209.4
12/31/06	6,274.3	20.6	(165.4)	61.3	6,190.8
3/31/07	6,273.1	78.4	(147.2)	18.6	6,222.9
6/30/07	6,195.3	102.4	(124.7)	169.7	6,342.7
9/30/07	6,209.4	137.3	(110.9)	213.0	6,448.8
12/31/07	6,190.8	197.5	(70.7)	236.6	6,554.2
3/31/08	6,223.0	217.8	(45.9)	285.5	6,680.3
6/30/08	6,342.7	244.9	(12.6)	288.4	6,863.4
9/30/08	6,448.8	237.5	32.8	324.4	7,043.5
12/31/08	6,554.2	71.5	87.6	249.4	6,962.7

($ in Millions)

Reconciliation of Adjusted Operating Margin

Last Twelve Months Ending	Operating Income (Loss)	Restructuring and Other Reorganization-Related Charges (Reversals)	Long-Lived Asset Impairment and Other Charges	Adjusted Operating Income (Loss)
12/31/05	$ (104.2)	$ (7.3)	$ 98.6	$ (12.9)
3/31/06	(94.7)	-	98.6	3.9
6/30/06	(133.3)	8.2	98.6	(26.5)
9/30/06	(4.2)	14.3	92.1	102.2
12/31/06	106.0	34.5	27.2	167.7
3/31/07	141.4	33.5	27.2	202.1
6/30/07	210.1	22.0	27.2	259.3
9/30/07	240.3	21.0	27.2	288.5
12/31/07	344.3	25.9	-	370.2
3/31/08	410.7	29.7	-	440.4
6/30/08	465.7	39.0	-	504.7
9/30/08	530.9	37.6	-	568.5
12/31/08	589.7	17.1	-	606.8

($ in Millions)